SCHEDULE 13D

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CUSIP NO. 632528-10-5                                        PAGE 30 OF 32 PAGES
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                                                                     EXHIBIT 7.1



                             JOINT FILING AGREEMENT

               In accordance with Rule 13d-1(k)(1) of the Securities Exchange Act of 1934, as amended, each of the undersigned hereby agrees to the joint filing with all other Reporting Persons (as such term is defined Amendment No. 5 to Schedule 13D referred to below), on behalf of each of them, of Amendment No. 5 to Schedule 13D (including amendments thereto) with respect to the Common Stock, par value $0.01 per share, of National Auto Finance Company, Inc., and that this Agreement be included as an exhibit to such joint filing. This Agreement may be executed in any number of counterparts, all of which taken together shall constitute one and the same instrument.

               IN WITNESS WHEREOF, the undersigned have executed this agreement as of the 2nd day of May, 2000.

                                   THE PROGRESSIVE CORPORATION



                                   By: /s/  Charles B. Chokel
                                       -----------------------------------------
                                       Name:  Charles B. Chokel
                                       Title: Chief Executive Officer --
                                              Investments and Capital Management



                                   PROGRESSIVE CASUALTY INSURANCE COMPANY
                                   PROGRESSIVE INVESTMENT COMPANY, INC.
                                   PC INVESTMENT COMPANY



                                   By:  /s/  Dane A. Shrallow
                                       -----------------------------------------
                                       Name:  Dane A. Shrallow
                                       Title: Secretary



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                                  SCHEDULE 13D

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CUSIP NO. 632528-10-5                                        PAGE 31 OF 32 PAGES
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                                    BROWN BROTHERS HARRIMAN & CO.


                                    By: /s/  Robert R. Gould
                                        ----------------------------------------
                                        Name:  Robert R. Gould
                                        Title:    Partner



                                    THE 1818 MEZZANINE FUND, L.P.

                                    By:  Brown Brothers Harriman & Co.
                                         General Partner


                                    By:  /s/  Robert R. Gould
                                        ----------------------------------------
                                        Name:  Robert R. Gould
                                        Title:    Partner



                                        /s/  Joseph P. Donlan
                                        ----------------------------------------
                                        Name:  Joseph P. Donlan



                                        /s/  Robert R. Gould
                                        ----------------------------------------
                                        Name:  Robert R. Gould



                                        /s/  T. Michael Long
                                        ----------------------------------------
                                        Name:  T. Michael Long



                                        /s/  Lawrence C. Tucker
                                        ----------------------------------------
                                        Name:  Lawrence C. Tucker



                                    THE STRUCTURED FINANCE HIGH YIELD
                                        FUND, LLC
                                    THE PRUDENTIAL INSURANCE COMPANY
                                    OF AMERICA

                                    By:  /s/  Michael J. Bozzo
                                        ----------------------------------------
                                        Name:  Michael J. Bozzo
                                        Title:    Vice President






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                                  SCHEDULE 13D

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CUSIP NO. 632528-10-5                                        PAGE 32 OF 32 PAGES
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                                   MANUFACTURERS LIFE INSURANCE COMPANY (U.S.A.)


                                    By:  /s/  Raymond L. Britt, Jr.
                                        ----------------------------------------
                                        Name:  Raymond L. Britt, Jr.
                                        Title:   Vice President,
                                                 Structured Finance